SBL Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

Supplement Dated July 12, 2013 to the Statement of Additional Information (the “SAI”)

Dated April 22, 2013, as Supplemented from Time to Time

This supplement provides new and additional information beyond that contained in the currently effective SAI referenced above:

Effective immediately, the SAI will be revised substantially as follows:

The eighth paragraph of the section titled “Disclosure of Portfolio Holdings” is deleted in its entirety and replaced with the following:

Only the Series’ President or CCO may authorize disclosure of the Series’ securities holdings. To the extent required by law, the CCO reports to the Board any violations of the Series’ policies and procedures on disclosure of portfolio holdings.

The first sentence of Donald A. Chubb Jr.’s biographical paragraph in the subsection titled “Directors and Officers” under the section titled “Management of the Funds” is deleted in its entirety and replaced with the following:

Mr. Chubb has served as a Director since 1994, as Chair of the Nominating Committee since 2005 and as Chairman of the Board since 2012. Mr. Chubb also served as Lead Independent Director from 2010 to 2012.

The eighth paragraph in the subsection titled “Directors and Officers” under the section titled “Management of the Funds” is deleted in its entirety and replaced with the following:

The Chairman of the Board of Directors, Donald A. Chubb, Jr., is not an “interested person,” as that term is defined in the 1940 Act, of the Fund and is an Independent Director. The Board has determined that the leadership structure of the Fund is appropriate, given its specific characteristics and circumstances; in particular, the Board has considered that the Chairman is an Independent Director and that the Independent Directors constitute a substantial majority of the Board and are advised by independent counsel experienced in 1940 Act matters. The Board also considered that the current structure and processes for developing Board meeting agendas and conducting Board meetings results in full and constructive discussions of Fund business that focus the Directors on important issues facing the Fund.

Donald A. Chubb, Jr.’s entry in the “Position(s) held with the Fund” section of the Management Information table is deleted in its entirety and replaced with the following:

Director, Chairman of the Board and Chair of Nominating Committee

Donald C. Cacciapaglia’s entry in the “Position(s) held with the Fund” section of the Management Information table is deleted in its entirety and replaced with the following:

President and Director

The second sentence of the first paragraph of the section titled “Remuneration of Directors” is deleted in its entirety and replaced with the following:

Mr. Chubb, the Chairman of the Board, will receive an additional annual retainer of $16,000.

Investors should retain this supplement for future reference.

SBLVT2SAI-SUP-0713x0414

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